5. Equity Incentive Plan	9 Months Ended
Sep. 30, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
5. Equity Incentive Plan

In the three and nine month periods ended September 30, 2014, the Company granted 1,515,000, and 4,545,000, respectively, non-qualified stock options under its 2013 Equity Incentive Plan to management and consultants. The fair value of these options was estimated using the Black-Scholes Option Pricing Model with the following assumptions: risk free annual interest ranging from 2.52% to 2.73%; volatility approximating 127%; expected life of 5 years; and no expected dividends. The aggregate fair value of these options granted for the nine months ended September 30, 2014 of $597,269 was included in research and development in the amount of $59,136 and general and administrative expense in the amount of $538,133.